                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

      GLOBAL/INTERNATIONAL FUND, INC.              INVESTMENT TRUST
      SCUDDER CALIFORNIA TAX FREE TRUST            SCUDDER CASH INVESTMENT TRUST
      SCUDDER FUNDS TRUST                          SCUDDER MUNICIPAL TRUST
      SCUDDER INTERNATIONAL FUND, INC.             VALUE EQUITY TRUST
      SCUDDER MUTUAL FUNDS, INC.                   SCUDDER PORTFOLIO TRUST
      SCUDDER SECURITIES TRUST                     SCUDDER STATE TAX FREE TRUST
      SCUDDER TAX FREE MONEY FUND                  SCUDDER TAX FREE TRUST
      SCUDDER U.S. TREASURY MONEY FUND

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[SCUDDER INVESTMENTS-SM-LOGO]

                        GLOBAL/INTERNATIONAL FUND, INC.

                                INVESTMENT TRUST

                       SCUDDER CALIFORNIA TAX FREE TRUST

                         SCUDDER CASH INVESTMENT TRUST

                              SCUDDER FUNDS TRUST

                        SCUDDER INTERNATIONAL FUND, INC.

                            SCUDDER MUNICIPAL TRUST

                           SCUDDER MUTUAL FUNDS, INC.

                            SCUDDER PORTFOLIO TRUST

                            SCUDDER SECURITIES TRUST

                          SCUDDER STATE TAX FREE TRUST

                          SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                        SCUDDER U.S. TREASURY MONEY FUND

                               VALUE EQUITY TRUST

                                 IMPORTANT NEWS
                              FOR ALL SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on two proposals: The election of a new board of trustees/directors, and the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q: WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF
    TRUSTEES/DIRECTORS?

A: As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has unanimously voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

Q: WHEN WILL THE NEW BOARD TAKE OFFICE?

A: The new Board is expected to take office immediately following the shareholder vote.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder fund. The packet also contains a proxy card.

    AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE UNANIMOUSLY APPROVED EACH OF THE PROPOSALS EXPLAINED IN THE Q&A AND DESCRIBED IN THE PROXY STATEMENT. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

                                   Respectfully,

/s/ Nicholas Bratt                 /s/ Edmond D. Villani

Nicholas Bratt                     Edmond D. Villani
President                          Chief Executive Officer
Scudder International Fund, Inc.   Scudder Kemper Investments, Inc.
Global/International Fund, Inc.
(all series except Scudder Global
Fund)

/s/ Linda C. Coughlin              /s/ William E. Holzer
Linda C. Coughlin                  William E. Holzer
President                          President
Scudder Cash Investment Trust      Scudder Global Fund
Scudder Funds Trust
Scudder Mutual Funds, Inc.
Scudder Portfolio Trust
Scudder U.S. Treasury Money Fund
Scudder California Tax Free Trust
Scudder Municipal Trust
Scudder Securities Trust
Scudder State Tax Free Trust
Scudder Tax Free Money Fund
Scudder Tax Free Trust
Value Equity Trust
Investment Trust

                        GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                       SCUDDER CALIFORNIA TAX FREE TRUST
                         SCUDDER CASH INVESTMENT TRUST
                              SCUDDER FUNDS TRUST
                        SCUDDER INTERNATIONAL FUND, INC.
                            SCUDDER MUNICIPAL TRUST
                           SCUDDER MUTUAL FUNDS, INC.
                            SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST
                           --------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           --------------------------

    Please take notice that Special Meetings of Shareholders (each a "Meeting") of each Scudder Trust/Corporation listed above (each Trust is a "Trust" and each Corporation is a "Corporation"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/ Corporations that do not have any series, the "Funds"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

    PROPOSAL 1:  For each Trust/Corporation, to elect Trustees/Directors; and

    PROPOSAL 2:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments thereof. Holders of record of shares of each Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                  By Order of the Boards,

                                  /s/ John Millette

                                  John Millette
                                  SECRETARY

April 18, 2000

 IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETINGS AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                INVESTMENT TRUST
                       SCUDDER CALIFORNIA TAX FREE TRUST
                         SCUDDER CASH INVESTMENT TRUST
                              SCUDDER FUNDS TRUST
                            SCUDDER MUNICIPAL TRUST
                            SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110
                           --------------------------

                        GLOBAL/INTERNATIONAL FUND, INC.
                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.

                                345 Park Avenue
                            New York, New York 10154
                           --------------------------

                             JOINT PROXY STATEMENT

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of the Scudder Trusts/Corporations listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively, the "Corporations") for use at the Special Meeting of Shareholders of each Trust/Corporation, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc., investment manager to each Fund ("Scudder Kemper" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, and at any and all adjournments thereof (each a "Meeting"). This Proxy Statement, the Notice of Meetings and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

    Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

    There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below.

                  PROPOSAL 1:  ELECTION OF TRUSTEES/DIRECTORS

    At each Meeting, as part of the overall restructuring effort outlined above, shareholders of each Trust/Corporation will be asked to elect nine individuals to constitute the Board of Trustees/Directors of that Trust/Corporation. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees/Directors of each Trust/Corporation. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees/Directors (as defined below) of each respective Trust/Corporation or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are being nominated for election as trustees/directors of the AARP Funds and the open-end, directly-distributed, no-load Scudder Funds.

    Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and each Board of Trustees/Directors has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee/Director on each Board requires the affirmative vote of a plurality of the votes cast at the Meeting applicable to a Trust/Corporation, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee/Director so elected will serve as a Trustee/Director of the respective Trust/Corporation until the next meeting of shareholders, if any, called for the purpose of electing Trustees/Directors and until the election and qualification of a successor or until such Trustee/Director sooner dies, resigns or is removed as provided in the governing documents of each Trust/Corporation. Each of the nominees has indicated that he or she is willing to serve as a Trustee/Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees/ Directors may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees/Directors not standing for re-election. Each nominee's or Trustee's/Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees/

Directors has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES/DIRECTORS:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree cum laude from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. He has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional

Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. She has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. She has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and

Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox is currently a Trustee of Scudder Securities Trust and Value Equity Trust, and a Director of Global/International Fund, Inc., Scudder International Fund, Inc. and Scudder Mutual Funds, Inc. He has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia

University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero is currently a Trustee of Scudder Securities Trust and Value Equity Trust, and a Director of Global/International Fund, Inc., Scudder International Fund, Inc. and Scudder Mutual Funds, Inc. She has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans.
Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon
Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is currently a Trustee of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund. She has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES/DIRECTORS NOT STANDING FOR RE-ELECTION:

                                PRINCIPAL OCCUPATION OR
                                       EMPLOYMENT         PRESENT OFFICE WITH EACH
NAME (AGE)                         AND DIRECTORSHIPS         TRUST/CORPORATION
----------                      ------------------------  ------------------------
Sheryle J. Bolton (53)........  CEO and Director,         Director, Global/
                                Scientific Learning       International
                                Corporation.              Fund, Inc., Scudder
                                                          International
                                                          Fund, Inc., Scudder
                                                          Mutual Funds, Inc.;
                                                          Trustee, Scudder
                                                          Securities Trust, Value
                                                          Equity Trust.
                                                          Ms. Bolton serves on the
                                                          board of 1 additional
                                                          corporation whose funds
                                                          are advised by Scudder
                                                          Kemper.

William T. Burgin (56)........  General Partner,          Director, Global/
                                Bessemer Venture          International
                                Partners.                 Fund, Inc., Scudder
                                                          International
                                                          Fund, Inc., Scudder
                                                          Mutual Funds, Inc.;
                                                          Trustee, Scudder
                                                          Securities Trust, Value
                                                          Equity Trust.
                                                          Mr. Burgin does not
                                                          serve on any boards of
                                                          any additional trusts or
                                                          corporations whose funds
                                                          are advised by Scudder
                                                          Kemper.

Peter B. Freeman (67).........  Corporate Director and    Trustee, Investment
                                Trustee.                  Trust, Scudder
                                                          California Tax Free
                                                          Trust, Scudder Cash
                                                          Investment Trust,
                                                          Scudder Funds Trust,
                                                          Scudder Municipal Trust,
                                                          Scudder Portfolio Trust,
                                                          Scudder State Tax Free
                                                          Trust, Scudder Tax Free
                                                          Money Fund, Scudder Tax
                                                          Free Trust, Scudder U.S.
                                                          Treasury Money Fund.
                                                          Mr. Freeman serves on
                                                          the boards of various
                                                          other trusts or
                                                          corporations whose funds
                                                          are advised by Scudder
                                                          Kemper.

                                PRINCIPAL OCCUPATION OR
                                       EMPLOYMENT         PRESENT OFFICE WITH EACH
NAME (AGE)                         AND DIRECTORSHIPS         TRUST/CORPORATION
----------                      ------------------------  ------------------------
George M. Lovejoy, Jr. (69)...  President and Director,   Trustee, Investment
                                Fifty Associates (real    Trust, Scudder
                                estate corporation).      California Tax Free
                                                          Trust, Scudder Cash
                                                          Investment Trust,
                                                          Scudder Funds Trust,
                                                          Scudder Municipal Trust,
                                                          Scudder Portfolio Trust,
                                                          Scudder State Tax Free
                                                          Trust, Scudder Tax Free
                                                          Money Fund, Scudder Tax
                                                          Free Trust, Scudder U.S.
                                                          Treasury Money Fund.
                                                          Mr. Lovejoy serves on
                                                          the boards of various
                                                          other trusts or
                                                          corporations whose funds
                                                          are advised by Scudder
                                                          Kemper.

William H. Luers (70).........  Chairman and President,   Director, Global/
                                United Nations            International
                                Association of America.   Fund, Inc., Scudder
                                                          International
                                                          Fund, Inc., Scudder
                                                          Mutual Funds, Inc.;
                                                          Trustee, Scudder
                                                          Securities Trust, Value
                                                          Equity Trust. Mr. Luers
                                                          serves on the boards of
                                                          various other trusts or
                                                          corporations whose funds
                                                          are advised by Scudder
                                                          Kemper.

                                PRINCIPAL OCCUPATION OR
                                       EMPLOYMENT         PRESENT OFFICE WITH EACH
NAME (AGE)                         AND DIRECTORSHIPS         TRUST/CORPORATION
----------                      ------------------------  ------------------------
Wesley W. Marple, Jr. (68)....  Professor of Business     Trustee, Investment
                                Administration,           Trust, Scudder
                                Northeastern University,  California Tax Free
                                College of Business       Trust, Scudder Cash
                                Administration.           Investment Trust,
                                                          Scudder Funds Trust,
                                                          Scudder Municipal Trust,
                                                          Scudder Portfolio Trust,
                                                          Scudder State Tax Free
                                                          Trust, Scudder Tax Free
                                                          Money Fund, Scudder Tax
                                                          Free Trust, Scudder U.S.
                                                          Treasury Money Fund.
                                                          Mr. Marple serves on the
                                                          board of 1 additional
                                                          trust whose funds are
                                                          advised by Scudder
                                                          Kemper.

Kathryn L. Quirk (47)*........  Vice President and        Director, Vice President
                                Assistant Secretary;      and Assistant Secretary,
                                Managing Director of      Global/International
                                Scudder Kemper.           Fund, Inc., Scudder
                                                          International
                                                          Fund, Inc., Scudder
                                                          Mutual Funds, Inc.;
                                                          Trustee, Vice President
                                                          and Assistant Secretary,
                                                          Investment Trust,
                                                          Scudder California Tax
                                                          Free Trust, Scudder Cash
                                                          Investment Trust,
                                                          Scudder Funds Trust,
                                                          Scudder Municipal Trust,
                                                          Scudder Portfolio Trust,
                                                          Scudder Securities
                                                          Trust, Scudder State Tax
                                                          Free Trust, Scudder Tax
                                                          Free Money Fund, Scudder
                                                          Tax Free Trust, Scudder
                                                          U.S. Treasury Money
                                                          Fund, Value Equity
                                                          Trust. Ms. Quirk serves
                                                          on the boards of various
                                                          other trusts or
                                                          corporations whose funds
                                                          are advised by Scudder
                                                          Kemper.

--------------------------

* Nominee or Trustee/Director considered by the Trust/Corporation and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust/Corporation, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust/Corporation.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at the Meetings is comprised of two individuals who are considered "interested" Trustees/Directors, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees/Directors (the "Independent Trustees/ Directors"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Boards of Trustees/ Directors, if approved by shareholders, nearly 78% will be Independent Trustees/Directors. The Independent Trustees/Directors have been nominated solely by the current Independent Trustees/Directors of each respective Trust/Corporation, a practice also favored by the SEC. The Independent Trustees/Directors have primary responsibility for assuring that a Trust/Corporation is managed in the best interests of its shareholders.

    The Trustees/Directors meet several times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees/Directors of each Trust/Corporation conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees/ Directors). Furthermore, the Independent Trustees/Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees/Directors have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees/Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees/ Directors are also assisted in this regard by the Funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees/Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees/Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of each Trust/Corporation has an Audit Committee and a Committee on Independent Trustees/Directors, the responsibilities of which are described below. In addition, each Board has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the applicable Trust/Corporation, among other things, the scope of the audit and the internal controls of each series and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the applicable Trust/Corporation to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Trust/Corporation.

    As suggested by the Advisory Group Report, each Trust's/Corporation's Audit Committee is comprised of only Independent Trustees/Directors (all of whom serve on the committee), meets privately with the independent accountants of each series of each Trust/Corporation, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES/DIRECTORS

    The Board of Trustees/Directors of each Trust/Corporation has a Committee on Independent Trustees/Directors, comprised of all of the Independent Trustees/Directors, charged with the duty of making all nominations of Independent Trustees/Directors, establishing Trustees'/Directors' compensation policies, retirement policies and fund ownership policies, reviewing Trustees'/Directors' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees'/Directors' effectiveness.

ATTENDANCE

    As noted above, the Trustees/Directors of each Trust/Corporation conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees/Directors. The full Board of each of Global/ International Fund, Inc., Scudder International Fund, Inc., Scudder Mutual

Funds, Inc., Scudder Securities Trust and Value Equity Trust met seven times, the Audit Committee met two times and the Committee on Independent Trustees/Directors met one time during calendar year 1999. The full Board of each of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust and Scudder U.S. Treasury Money Fund met nine times, the Audit Committee met two times and the Committee on Independent Trustees met one time during the same time period. The full Board of Scudder Funds Trust met eleven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during the same time period. Each then current Trustee/ Director attended 100% of the total meetings of each full Board, Audit Committee and Committee on Independent Trustees/Directors on which he or she served as a regular member that were held during that period.

HONORARY TRUSTEES/DIRECTORS

    Paul Bancroft III, William H. Gleysteen, Jr., Robert G. Stone, Jr. and Thomas J. Devine currently serve as Honorary Trustees/Directors of Value Equity Trust, Scudder International Fund, Inc., Scudder Mutual Funds, Inc., Global/International Fund, Inc., and Scudder Securities Trust. Wilson Nolen also currently serves as an Honorary Trustee/Director of Value Equity Trust, Scudder International Fund, Inc., and Scudder Securities Trust. Honorary Trustees/Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Honorary Trustees/Directors are appointed by each respective Board of Trustees/Directors.

OFFICERS

    The officers of each Trust/Corporation are set forth in Appendix 2 hereto.

COMPENSATION OF TRUSTEES/DIRECTORS AND OFFICERS

    Each Trust/Corporation pays each Independent Trustee/Director an annual Trustee's/Director's fee for each series of the applicable Trust/Corporation plus specified amounts for Board and committee meetings attended and reimburses for expenses related to Fund business.

INVESTMENT TRUST; SCUDDER CASH INVESTMENT TRUST; SCUDDER FUNDS TRUST; SCUDDER MUNICIPAL TRUST; SCUDDER PORTFOLIO TRUST; SCUDDER TAX FREE MONEY FUND; SCUDDER TAX FREE TRUST; SCUDDER U.S. TREASURY MONEY FUND

    Each Independent Trustee of each of the above Trusts receives an annual Trustee's fee of $2,400 per fund if the fund's total net assets do not exceed $100 million, $4,800 per fund if the fund's total net assets exceed $100 million but do not exceed $1 billion, and $7,200 per fund if the fund's total net assets exceed $1 billion. Each lead Trustee of each of the above Trusts receives an additional annual retainer fee of $500 per fund. Each Independent Trustee of each of the above Trusts also receives fees of $150 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between their respective Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee of each of the above Trusts also receives $75 per fund for all other committee meetings attended.

GLOBAL/INTERNATIONAL FUND, INC.; SCUDDER INTERNATIONAL FUND, INC.; SCUDDER MUTUAL FUNDS, INC.; SCUDDER SECURITIES TRUST; VALUE EQUITY TRUST

    Each Independent Trustee/Director of each of the above Trusts/Corporations receives an annual Trustee's/Director's fee of $3,500 per fund. Each Independent Trustee/Director of each of the above Trusts/Corporations also receives fees of $325 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between their respective Trust/Corporation and Scudder Kemper, or any of its affiliates. Each Independent Trustee/Director of each of the above Trusts/ Corporations also receives $100 per fund for all other committee meetings attended.

SCUDDER CALIFORNIA TAX FREE TRUST; SCUDDER STATE TAX FREE TRUST

    Each Independent Trustee of each of the above Trusts receives an annual Trustee's fee of $1,800 per fund if the fund's total net assets do not exceed $100 million and $3,600 per fund if the fund's total net assets exceed $100 million. Each lead Trustee of each of the above Trusts receives an additional annual retainer fee of $500 per fund. Each Independent Trustee of each of the above Trusts also receives fees of $75 per fund for attending each Board meeting, Audit Committee meeting, other meeting held for the purpose of considering arrangements between their respective Trust and Scudder Kemper, or any of its affiliates, and all other committee meetings attended.

ALL TRUSTS/CORPORATIONS

    The newly-constituted Boards of the above Trusts/Corporations may determine to change their compensation structures.

    The Independent Trustees/Directors of each Trust/Corporation are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees/Directors who have volunteered to leave the applicable Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, ranging from $1,150 to $16,400 per Trustee/Director, will be paid by each Fund.

    Scudder Kemper supervises each Trust's/Corporation's investments, pays the compensation and certain expenses of its personnel who serve as Trustees/ Directors and officers of the Trust/Corporation and receives a management fee for its services. Several of each Trust's/Corporation's officers and Trustees/ Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although no Trust/ Corporation makes any direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

        (1) All Trustees/Directors who receive compensation from one or more Trusts/Corporations (columns 1 through 16).

        (2) Aggregate compensation received by each Trustee/Director of each Trust/Corporation during calendar year 1999 (rows corresponding with columns 1 through 16).

        (3) Total compensation received by each Trustee/Director from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999 (bottom row).

                               COMPENSATION TABLE

                             1              2              3              4
----------------------  ------------   ------------   ------------   ------------

                        SHERYLE J.     WILLIAM T.                    WILLIAM H.
                        BOLTON         BURGIN         KEITH R. FOX   LUERS
----------------------  ------------   ------------   ------------   ------------
                             COMPENSATION FROM TRUST/CORPORATION (NUMBER OF
                                                 SERIES)
Scudder Mutual
  Funds, Inc..........  $  7,600(1)    $  7,275(1)    $  7,275(1)    $  7,925(1)
Scudder US Treasury
  Money Fund..........       N/A            N/A            N/A            N/A
Scudder Municipal
  Trust...............       N/A            N/A            N/A            N/A
Scudder Tax Free
  Trust...............       N/A            N/A            N/A            N/A
Scudder Tax Free Money
  Fund................       N/A            N/A            N/A            N/A
Scudder State Tax Free
  Trust...............       N/A            N/A            N/A            N/A
Scudder Securities
  Trust...............  $ 53,200(7)    $ 50,925(7)    $ 50,925(7)    $ 55,475(7)
Scudder International
  Fund, Inc...........  $ 45,600(8)    $ 43,650(8)    $ 43,650(8)    $ 47,550(8)
Scudder Portfolio
  Trust...............       N/A            N/A            N/A            N/A
Scudder Funds Trust...       N/A            N/A            N/A            N/A
Scudder Cash
  Investment Trust....       N/A            N/A            N/A            N/A
Scudder California Tax
  Free Trust..........       N/A            N/A            N/A            N/A
Global/International
  Fund, Inc...........  $ 38,000(5)    $ 36,375(5)    $ 36,375(5)    $ 39,625(5)
Investment Trust......       N/A            N/A            N/A            N/A
Value Equity Trust....  $ 23,400(4)    $ 22,100(4)    $ 22,100(4)    $ 24,700(4)
Total Compensation
  from Fund Complex...  $179,860(26)   $160,325(25)   $160,325(25)   $212,596(28)

                              5                 6                 7                 8
----------------------  -------------   -----------------   --------------   ----------------
                                                            WILLIAM H.
                                        PAUL BANCROFT III   GLEYSTEEN, JR.   THOMAS J. DEVINE
                        JOAN E. SPERO   (HONORARY)*         (HONORARY)       (HONORARY)
----------------------  -------------   -----------------   --------------   ----------------
                               COMPENSATION FROM TRUST/CORPORATION (NUMBER OF SERIES)

Scudder Mutual
  Funds, Inc..........  $  7,925(1)        $  6,300(1)        $     0              $  0
Scudder US Treasury
  Money Fund..........       N/A                N/A               N/A               N/A
Scudder Municipal
  Trust...............       N/A                N/A               N/A               N/A
Scudder Tax Free
  Trust...............       N/A                N/A               N/A               N/A
Scudder Tax Free Money
  Fund................       N/A                N/A               N/A               N/A
Scudder State Tax Free
  Trust...............       N/A                N/A               N/A               N/A
Scudder Securities
  Trust...............  $ 55,475(7)        $ 44,100(7)        $     0              $  0
Scudder International
  Fund, Inc...........  $ 47,550(8)        $ 37,800(8)        $     0              $  0
Scudder Portfolio
  Trust...............       N/A                N/A               N/A               N/A
Scudder Funds Trust...       N/A                N/A               N/A               N/A
Scudder Cash
  Investment Trust....       N/A                N/A               N/A               N/A
Scudder California Tax
  Free Trust..........       N/A                N/A               N/A               N/A
Global/International
  Fund, Inc...........  $ 39,625(5)        $ 31,500(5)        $     0              $  0
Investment Trust......       N/A                N/A               N/A               N/A
Value Equity Trust....  $ 24,700(4)        $ 18,200(4)            N/A              $  0
Total Compensation
  from Fund Complex...  $175,275(25)       $159,991(27)       $19,933(2)           $  0

(CONTINUED)              9              10                 11             12
-----------------------  ------------   ----------------   ------------   ------------
                         WILSON NOLEN   ROBERT G. STONE,                  DAWN-MARIE
                         (HONORARY)     JR. (HONORARY)     HENRY BECTON   DRISCOLL
-----------------------  ------------   ----------------   ------------   ------------
                            COMPENSATION FROM TRUST/CORPORATION (NUMBER OF SERIES)
Scudder Mutual
  Funds, Inc...........       N/A          $    0               N/A            N/A
Scudder US Treasury
  Money Fund...........       N/A             N/A          $  6,440(1)    $  6,857(1)
Scudder Municipal
  Trust................       N/A             N/A          $ 12,910(2)    $ 13,714(2)
Scudder Tax Free
  Trust................       N/A             N/A          $ 12,310(2)    $ 13,114(2)
Scudder Tax Free Money
  Fund.................       N/A             N/A          $  6,455(1)    $  6,857(1)
Scudder State Tax Free
  Trust................       N/A             N/A          $ 18,936(6)    $ 21,154(6)
Scudder Securities
  Trust................   $     0          $    0               N/A            N/A
Scudder International
  Fund, Inc............   $     0          $    0               N/A            N/A
Scudder Portfolio
  Trust................       N/A             N/A          $ 21,785(4)    $ 23,153(4)
Scudder Funds Trust....       N/A             N/A          $  7,714(2)    $  8,255(2)
Scudder Cash Investment
  Trust................       N/A             N/A          $  8,840(1)    $  9,258(1)
Scudder California Tax
  Free Trust...........       N/A             N/A          $  7,060(2)    $  7,564(2)
Global/International
  Fund, Inc............       N/A          $    0               N/A            N/A
Investment Trust.......       N/A             N/A          $ 31,110(8)    $ 33,218(8)
Value Equity Trust.....   $     0          $    0               N/A            N/A
Total Compensation from
  Fund Complex.........   $63,598(6)       $9,000(1)       $140,000(30)   $150,000(30)

(CONTINUED)              13                 14             15            16
-----------------------  ----------------   ------------   -----------   --------------
                                            GEORGE M.      WESLEY W.
                         PETER B. FREEMAN   LOVEJOY, JR.   MARPLE, JR.   JEAN C. TEMPEL
-----------------------  ----------------   ------------   -----------   --------------
                             COMPENSATION FROM TRUST/CORPORATION (NUMBER OF SERIES)
Scudder Mutual
  Funds, Inc...........         N/A              N/A            N/A            N/A
Scudder US Treasury
  Money Fund...........    $  6,491(1)      $  6,491(1)    $  6,491(1)    $  6,491(1)
Scudder Municipal
  Trust................    $ 12,982(2)      $ 12,982(2)    $ 12,982(2)    $ 12,982(2)
Scudder Tax Free
  Trust................    $ 12,383(2)      $ 12,383(2)    $ 12,383(2)    $ 12,383(2)
Scudder Tax Free Money
  Fund.................    $  6,491(1)      $  6,491(1)    $  6,491(1)    $  6,491(1)
Scudder State Tax Free
  Trust................    $ 18,746(6)      $ 18,821(6)    $ 18,821(6)    $ 18,821(6)
Scudder Securities
  Trust................         N/A              N/A            N/A            N/A
Scudder International
  Fund, Inc............         N/A              N/A            N/A            N/A
Scudder Portfolio
  Trust................    $ 23,853(4)      $ 21,690(4)    $ 21,690(4)    $ 21,690(4)
Scudder Funds Trust....    $  7,750(2)      $  7,750(2)    $  7,750(2)    $  7,750(2)
Scudder Cash Investment
  Trust................    $  8,892(1)      $  8,892(1)    $  8,892(1)    $  8,892(1)
Scudder California Tax
  Free Trust...........    $  6,984(2)      $  6,984(2)    $  6,984(2)    $  6,984(2)
Global/International
  Fund, Inc............         N/A              N/A            N/A            N/A
Investment Trust.......    $ 34,134(8)      $ 31,025(8)    $ 31,025(8)    $ 31,025(8)
Value Equity Trust.....         N/A              N/A            N/A            N/A
Total Compensation from
  Fund Complex.........    $179,783(46)     $153,200(31)   $140,000(30)   $140,000(30)

----------------------------------

* Prior to November 1, 1999, Mr. Bancroft served as a Trustee/Director of the Trust/Corporation. As of November 1, 1999, Mr. Bancroft serves in the capacity of Honorary Trustee/Director of the Trust/Corporation. The compensation in this table reflects any fees received by Mr. Bancroft in both capacities.

THE TRUSTEES/DIRECTORS OF EACH BOARD UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
                      OF EACH FUND VOTE FOR EACH NOMINEE.

     PROPOSAL 2:  RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of each Trust/Corporation, including a majority of the Independent Trustees/Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

THE TRUSTEES/DIRECTORS OF EACH BOARD UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS
                 OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

    The allocation of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for each Fund is set forth in Appendix 3 hereto. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of a Trust/Corporation (for a Trust/Corporation-wide vote) or a Fund (for a Fund-by-Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust/ Corporation-wide or a Fund-by-Fund vote will require, respectively, the affirmative vote of the holders of a majority of the concerned Trust's/Corporation's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust/Corporation voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of each Fund voting at the Meeting.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposal 2.

    Shareholders of each Trust/Corporation will vote together on Proposal 1 and shareholders of each Fund will vote separately with respect to Proposal 2.

    Holders of record of the shares of each Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 4 hereto sets forth the number of shares outstanding for each Fund as of March 20, 2000.

    Appendix 5 sets forth the beneficial owners of more than 5% of the shares of any series of a Trust/Corporation. To the best of each Trust's/Corporation's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of the outstanding shares of any series of a Trust/Corporation, except as stated in Appendix 5.

    Appendix 6 hereto sets forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees for election and, in the case of Global/

International Fund, Inc. and Scudder International Fund, Inc., the number of applicable Fund shares owned directly or beneficially by its Presidents.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $495,730. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

    Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the principal underwriter for each Fund. Kemper Disributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, provides services on behalf of the Class R shares of each of Scudder International Fund and Scudder Large Company Growth Fund pursuant to Administrative Services Agreements.

PROPOSALS OF SHAREHOLDERS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to a Meeting, if any, should send their written proposals to the Secretary of the applicable Trust/ Corporation, c/o Scudder Kemper Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

    No Trustee/Director is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ John Millette

John Millette
Secretary

                                   APPENDIX 1

                         TRUSTS/CORPORATIONS and Series

                        GLOBAL/INTERNATIONAL FUND, INC.

                      Scudder Emerging Markets Income Fund
                            Scudder Global Bond Fund
                              Scudder Global Fund

                                INVESTMENT TRUST

                         Scudder Dividend & Growth Fund
                       Scudder Large Company Growth Fund
                           Scudder S&P 500 Index Fund

                       SCUDDER CALIFORNIA TAX FREE TRUST

                        Scudder California Tax Free Fund

                         SCUDDER CASH INVESTMENT TRUST

                              SCUDDER FUNDS TRUST

                          Scudder Short Term Bond Fund

                        SCUDDER INTERNATIONAL FUND, INC.

                      Scudder Emerging Markets Growth Fund
                       Scudder Greater Europe Growth Fund
                           Scudder International Fund
                           Scudder Latin America Fund
                       Scudder Pacific Opportunities Fund

                            SCUDDER MUNICIPAL TRUST

                        Scudder High Yield Tax Free Fund
                        Scudder Managed Municipal Bonds

                           SCUDDER MUTUAL FUNDS, INC.

                               Scudder Gold Fund

                            SCUDDER PORTFOLIO TRUST

                             Scudder Balanced Fund
                          Scudder High Yield Bond Fund
                              Scudder Income Fund

                            SCUDDER SECURITIES TRUST

                        Scudder 21st Century Growth Fund
                            Scudder Development Fund
                            Scudder Health Care Fund
                        Scudder Small Company Value Fund
                            Scudder Technology Fund

                          SCUDDER STATE TAX FREE TRUST

                      Scudder Massachusetts Tax Free Fund
                         Scudder New York Tax Free Fund

                          SCUDDER TAX FREE MONEY FUND

                             SCUDDER TAX FREE TRUST

                       Scudder Medium Term Tax Free Fund

                        SCUDDER U.S. TREASURY MONEY FUND

                               VALUE EQUITY TRUST

                        Scudder Large Company Value Fund
                            Scudder Select 500 Fund

                                   APPENDIX 2

                                    OFFICERS

    The following persons are officers of each Trust/Corporation noted in the table below:

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
Joann M. Barry (39).........  Vice President; Senior   Scudder Mutual Funds, Inc.
                              Vice President of        (1999)
                              Scudder Kemper

Kelly D. Babson (41)........  Vice President;          Scudder Portfolio Trust
                              Managing Director of     (1996)
                              Scudder Kemper

Bruce F. Beaty (41).........  Vice President;          Investment Trust (1995)
                              Managing Director of
                              Scudder Kemper

Nicholas Bratt (51).........  President; Managing      Global/International
                              Director of Scudder      Fund, Inc. (for all series
                              Kemper                   except Scudder Global
                                                       Fund), Scudder
                                                       International Fund, Inc.
                                                       (1985)

Eleanor R. Brennan (36).....  Vice President; Senior   Scudder California Tax Free
                              Vice President of        Trust, Scudder State Tax
                              Scudder Kemper           Free Trust (1999)

Jennifer P. Carter (37).....  Vice President; Vice     Investment Trust (1999)
                              President of Scudder
                              Kemper

Robert S. Cessine (50)......  Vice President;          Scudder Funds Trust,
                              Managing Director of     Scudder Portfolio Trust
                              Scudder Kemper           (1999)

Irene T. Cheng (45).........  Vice President;          Scudder International
                              Managing Director of     Fund, Inc. (1997)
                              Scudder Kemper

Peter Chin (58).............  Vice President;          Scudder Securities Trust
                              Managing Director of     (1995)
                              Scudder Kemper

Philip G. Condon (49).......  Vice President;          Scudder Municipal Trust,
                              Managing Director of     Scudder State Tax Free
                              Scudder Kemper           Trust (1997)

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
Joyce E. Cornell (56).......  Vice President;          Scudder International
                              Managing Director of     Fund, Inc. (1996)
                              Scudder Kemper

Linda C. Coughlin (48)......  Trustee and President;   Investment Trust, Scudder
                              Managing Director of     Cash Investment Trust,
                              Scudder Kemper           Scudder Funds Trust,
                                                       Scudder California Tax Free
                                                       Trust, Scudder Municipal
                                                       Trust, Scudder Portfolio
                                                       Trust, Scudder Securities
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax
                                                       Free Money Fund, Scudder
                                                       Tax Free Trust, Scudder
                                                       U.S. Treasury Money Fund,
                                                       Scudder Mutual
                                                       Funds, Inc., Value Equity
                                                       Trust (2000)

Susan E. Dahl (34)..........  Vice President;          Global/International Fund,
                              Managing Director of     Inc. (1998)
                              Scudder Kemper

J. Brooks Dougherty (41)....  Vice President;          Scudder Securities Trust
                              Managing Director of     (1998)
                              Scudder Kemper

John E. Dugenske (34).......  Vice President; Vice     Scudder Funds Trust (1999)
                              President of Scudder
                              Kemper

James Eysenbach (38)........  Vice President;          Investment Trust (1999);
                              Managing Director of     Scudder Securities Trust
                              Scudder Kemper           (1995)

Jan C. Faller (33)..........  Vice President; Vice     Global/International
                              President of Scudder     Fund, Inc. (1999)
                              Kemper

James E. Fenger (41)........  Vice President;          Scudder Securities Trust
                              Managing Director of     (1998)
                              Scudder Kemper

Philip Fortuna (42).........  Vice President;          Scudder Securities Trust
                              Managing Director of     (1995)
                              Scudder Kemper

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
Carol L. Franklin (47)......  Vice President;          Scudder International
                              Managing Director of     Fund, Inc. (1996)
                              Scudder Kemper

Edmund B. Games, Jr. (62)...  Vice President;          Scudder International
                              Managing Director of     Fund, Inc. (1992)
                              Scudder Kemper

Ashton P. Goodfield (36)....  Vice President; Senior   Scudder Municipal Trust,
                              Vice President of        Scudder State Tax Free
                              Scudder Kemper           Trust, Scudder Tax Free
                                                       Trust (1999)

William F. Gadsden (45).....  Vice President;          Investment Trust (1996)
                              Managing Director of
                              Scudder Kemper

Joan Gregory (54)...........  Vice President; Vice     Scudder International
                              President of Scudder     Fund, Inc. (1999)
                              Kemper

John R. Hebble (41).........  Treasurer; Senior Vice   Investment Trust, Value
                              President of Scudder     Equity Trust, Global/
                              Kemper                   International Fund, Inc.,
                                                       Scudder California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust, Scudder
                                                       Funds Trust, Scudder
                                                       International Fund, Inc.,
                                                       Scudder Municipal Trust,
                                                       Scudder Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax
                                                       Free Trust, Scudder U.S.
                                                       Treasury Money Fund (1998)

Sewall Hodges (45)..........  Vice President;          Scudder Securities Trust
                              Managing Director of     (1999)
                              Scudder Kemper

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
William Holzer (50).........  President; Managing      Global/International
                              Director of Scudder      Fund, Inc. (for Scudder
                              Kemper                   Global Fund only) (1989)

Gary A. Langbaum (51).......  Vice President;          Scudder Portfolio Trust
                              Managing Director of     (1999)
                              Scudder Kemper

Valerie F. Malter (41)......  Vice President;          Investment Trust (1995)
                              Managing Director of
                              Scudder Kemper

Ann M. McCreary (43)........  Vice President;          Investment Trust, Value
                              Managing Director of     Equity Trust, Global/
                              Scudder Kemper           International Fund, Inc.,
                                                       Scudder California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust, Scudder
                                                       Funds Trust, Scudder
                                                       International Fund, Inc.,
                                                       Scudder Municipal Trust,
                                                       Scudder Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax
                                                       Free Trust, Scudder U.S.
                                                       Treasury Money Fund (1998)

Kathleen T. Millard (39)....  Vice President;          Investment Trust (1999);
                              Managing Director of     Value Equity Trust (1995)
                              Scudder Kemper

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
John Millette (37)..........  Vice President and       Investment Trust, Value
                              Secretary; Vice          Equity Trust, Global/
                              President of Scudder     International Fund, Inc.,
                              Kemper                   Scudder California Tax Free
                                                       Trust, Scudder Cash
                                                       Investment Trust, Scudder
                                                       Funds Trust, Scudder
                                                       International Fund, Inc.,
                                                       Scudder Municipal Trust,
                                                       Scudder Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax
                                                       Free Trust, Scudder U.S.
                                                       Treasury Money Fund (1999)

Gerald J. Moran (60)........  Vice President;          Global/International
                              Managing Director of     Fund, Inc. (1991)
                              Scudder Kemper

Thaddeus Paluszek (42)......  Vice President; Vice     Scudder Securities Trust
                              President of Scudder     (1997)
                              Kemper

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
Caroline Pearson (38).......  Assistant Secretary;     Investment Trust, Value
                              Senior Vice President    Equity Trust, Global/
                              of Scudder Kemper;       International Fund, Inc.,
                              Associate, Dechert       Scudder California Tax Free
                              Price & Rhoads (law      Trust, Scudder Cash
                              firm) 1989 to 1997       Investment Trust, Scudder
                                                       Funds Trust, Scudder
                                                       International Fund, Inc.,
                                                       Scudder Municipal Trust,
                                                       Scudder Mutual Funds, Inc.,
                                                       Scudder Portfolio Trust,
                                                       Scudder Securities Trust,
                                                       Scudder State Tax Free
                                                       Trust, Scudder Tax Free
                                                       Money Fund, Scudder Tax
                                                       Free Trust, Scudder U.S.
                                                       Treasury Money Fund (1997)

Kathryn L. Quirk (47).......  Trustee and Director,    Investment Trust, Value
                              Vice President and       Equity Trust, Scudder
                              Assistant Secretary;     California Tax Free Trust,
                              Managing Director of     Scudder Cash Investment
                              Scudder Kemper           Trust, Scudder Municipal
                                                       Trust, Scudder Portfolio
                                                       Trust, Scudder State Tax
                                                       Free Trust, Scudder Tax
                                                       Free Money Fund, Scudder
                                                       Tax Free Trust, Scudder
                                                       U.S. Treasury Money Fund
                                                       (1997); Global/
                                                       International Fund, Inc.,
                                                       Scudder Funds Trust,
                                                       Scudder International
                                                       Fund, Inc., Scudder
                                                       Securities Trust (1984);
                                                       Scudder Mutual Funds, Inc.
                                                       (1988)

                              PRESENT OFFICE WITH THE
                                TRUST/CORPORATION;
                              PRINCIPAL OCCUPATION OR    TRUST/CORPORATION (YEAR
NAME (AGE)                         EMPLOYMENT(1)       FIRST BECAME AN OFFICER)(2)
----------                    -----------------------  ---------------------------
Frank J. Rachwalski, Jr.      Vice President;          Scudder California Tax Free
(55)........................  Managing Director of     Trust, Scudder Cash
                              Scudder Kemper           Investment Trust, Scudder
                                                       State Tax Free Trust,
                                                       Scudder Tax Free Money
                                                       Fund, Scudder U.S. Treasury
                                                       Money Fund (1999)

Sheridan Reilly (48)........  Vice President; Senior   Scudder International
                              Vice President of        Fund, Inc. (1997)
                              Scudder Kemper

Lois R. Roman (35)..........  Vice President; Senior   Value Equity Trust (1999)
                              Vice President of
                              Scudder Kemper

M. Isabel Saltzman (45).....  Vice President;          Global/International
                              Managing Director of     Fund, Inc. (1995)
                              Scudder Kemper

Tien Yu Sieh (30)...........  Vice President; Senior   Scudder International
                              Vice President of        Fund, Inc. (1999)
                              Scudder Kemper

Shahram Tajbakhsh (43)......  Vice President; Senior   Scudder International
                              Vice President of        Fund, Inc. (1998)
                              Scudder Kemper

Robert Tymoczko (30)........  Vice President; Senior   Investment Trust, Value
                              Vice President of        Equity Trust (1999)
                              Scudder Kemper; full-
                              time student
                              (1995-1997)

Rebecca Wilson (38).........  Vice President; Vice     Scudder State Tax Free
                              President of Scudder     Trust (1995)
                              Kemper

--------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust/Corporation.

                                   APPENDIX 3

                              ALLOCATION OF COSTS

    Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the "Proxy Costs"), except that, for each Fund, Scudder Kemper will bear any such expenses in excess of the amount set forth in column 1 for that Fund (unless otherwise noted). The amount borne by each Fund amounts to approximately the per share amount set forth in column 2 for that Fund, based on December 31, 1999 net assets for the Fund.

                                          COLUMN 1             COLUMN 2
                                     (MAXIMUM ALLOCATED   (MAXIMUM ALLOCATED
FUND                                      EXPENSE)         COST PER SHARE)
----                                 ------------------   ------------------
Scudder 21(st) Century Growth
  Fund(#)..........................       $ 47,266             $0.00797

Scudder Balanced Fund(#)...........       $313,877             $0.01157

Scudder California Tax Free
  Fund*............................       --                   --

Scudder Cash Investment Trust......       $486,368             $0.00043

Scudder Development Fund*..........       --                   --

Scudder Dividend & Growth Fund*....       --                   --

Scudder Emerging Markets Growth
  Fund(#)..........................       $ 59,157             $0.00722

Scudder Emerging Markets Income
  Fund.............................       $ 60,890             $0.00260

Scudder Global Bond Fund(#)........       $ 28,384             $0.00326

Scudder Global Fund................       $ 92,472             $0.00171

Scudder Gold Fund(#)...............       $ 65,523             $0.00388

Scudder Greater Europe Growth
  Fund(#)..........................       $362,234             $0.00959

Scudder Health Care Fund(#)........       $ 33,337             $0.01033

Scudder High Yield Bond Fund*......       --                   --

Scudder High Yield Tax Free
  Fund(#)..........................       $ 49,111             $0.00147

Scudder Income Fund................       $450,559             $0.00774

Scudder International Fund*........       --                   --

                                          COLUMN 1             COLUMN 2
                                     (MAXIMUM ALLOCATED   (MAXIMUM ALLOCATED
FUND                                      EXPENSE)         COST PER SHARE)
----                                 ------------------   ------------------
Scudder Large Company Growth
  Fund(#)..........................       $446,450             $0.01600

Scudder Large Company Value Fund...       $101,403             $0.00117

Scudder Latin America Fund*........       --                   --

Scudder Managed Municipal Bonds....       $ 25,202             $0.00031

Scudder Massachusetts Tax Free
  Fund*............................       --                   --

Scudder Medium Term Tax Free
  Fund(#)..........................       $ 21,642             $0.00042

Scudder New York Tax Free Fund.....       $ 16,624             $0.00098

Scudder Pacific Opportunities
  Fund(#)..........................       $ 88,493             $0.00732

Scudder S&P 500 Index Fund*........       --                   --

Scudder Select 500 Fund*...........       --                   --

Scudder Short Term Bond Fund(#)....       $232,689             $0.00314

Scudder Small Company Value Fund...       $111,559             $0.00857

Scudder Tax Free Money Fund........       $    870             $0.00000

Scudder Technology Fund*...........       --                   --

Scudder U.S. Treasury Money Fund*..       --                   --

------------------------

*   Scudder Kemper will bear the Proxy Costs for this Fund.

(#)   This Fund will bear the entire portion of its own allocable share of the
    Proxy Costs, which amount is set forth in Column 1. The amount borne by this Fund amounts to approximately the per share amount set forth in column 2 for the Fund, based on December 31, 1999 net assets for the Fund.

                                   APPENDIX 4

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares outstanding for each Fund as of March 20, 2000.

                                                        NUMBER OF SHARES
FUND                                                      OUTSTANDING
----                                                    ----------------
Scudder 21st Century Growth Fund......................     10,566,831
Scudder Balanced Fund.................................     26,378,839
Scudder California Tax Free Fund......................     28,896,011
Scudder Cash Investment Trust.........................    999,127,158
Scudder Development Fund..............................     18,831,618
Scudder Dividend & Growth Fund........................      1,864,183
Scudder Emerging Markets Growth Fund..................      7,800,089
Scudder Emerging Markets Income Fund..................     21,590,616
Scudder Global Bond Fund..............................      8,119,116
Scudder Global Fund...................................     51,632,648
Scudder Gold Fund.....................................     15,984,496
Scudder Greater Europe Growth Fund....................     44,280,046
Scudder Health Care Fund..............................      4,583,145
Scudder High Yield Bond Fund..........................     13,029,513
Scudder High Yield Tax Free Fund......................     36,629,786
Scudder Income Fund...................................     55,224,934
Scudder International Fund -- Barrett International
  Shares..............................................        453,873
Scudder International Fund -- International Shares....     76,027,463
Scudder International Fund -- Class R Shares..........        447,357
Scudder Large Company Growth Fund -- Class R Shares...      1,004,944
Scudder Large Company Growth Fund -- Scudder Shares...     29,912,671
Scudder Large Company Value Fund......................     78,993,114
Scudder Latin America Fund............................     21,040,930
Scudder Managed Municipal Bonds.......................     79,093,566
Scudder Massachusetts Tax Free Fund...................     27,353,875
Scudder Medium Term Tax Free Fund.....................     50,120,442
Scudder New York Tax Free Fund........................     16,324,027
Scudder Pacific Opportunities Fund....................     11,983,683
Scudder S&P 500 Index Fund............................     16,342,607
Scudder Select 500 Fund...............................      2,504,689
Scudder Short Term Bond Fund..........................     68,110,031
Scudder Small Company Value Fund......................     10,970,209
Scudder Tax Free Money Fund...........................    210,268,034
Scudder Technology Fund...............................     15,600,954
Scudder U.S. Treasury Money Fund......................    361,482,776

                                   APPENDIX 5

                        BENEFICIAL OWNERS OF FUND SHARES

GLOBAL/INTERNATIONAL FUND, INC.

    As of January 31, 2000, 5,066,716 shares in the aggregate, or 22.59% of the outstanding shares, of SCUDDER EMERGING MARKETS INCOME FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,000,163 shares in the aggregate, or 6.13% of the outstanding shares, of GLOBAL DISCOVERY FUND -- SCUDDER SHARES were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 223,297 shares in the aggregate, or 7.63% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS A SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 241,925 shares in the aggregate, or 8.27% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS A SHARES were held in the name of Oppenheimer & Co. Inc., 280 Park Avenue, New York, NY 10017, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 156,638 shares in the aggregate, or 5.35% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS A SHARES were held in the name of National City Bank of PA, Trustee, P.O. Box 94984, Cleveland, OH 44101, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 123,641 shares in the aggregate, or 7.24% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS B SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 298,703 shares in the aggregate, or 17.51% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS B SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 39,803 shares in the aggregate, or 8.46% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS C SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 48,488 shares in the aggregate, or 10.31% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS C SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 52,626 shares in the aggregate, or 11.19% of the outstanding shares, of GLOBAL DISCOVERY FUND -- CLASS C SHARES were held in the name of Wedbush Morgan Securities, Accounting Department, P.O. Box 30014, Los Angeles, CA 90030, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 5,556,037 shares in the aggregate, or 10.50% of the outstanding shares, of SCUDDER GLOBAL FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 580,012 shares in the aggregate, or 6.88% of the outstanding shares, of SCUDDER GLOBAL BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,518,034 shares in the aggregate, or 14.61% of the outstanding shares, of SCUDDER INTERNATIONAL BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 2,219,985 shares in the aggregate, or 13.62% of the outstanding shares, of GLOBAL DISCOVERY FUND -- SCUDDER SHARES on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

INVESTMENT TRUST

    As of January 31, 2000, 2,396,540 shares in the aggregate, or 8.35% of the outstanding shares, of CLASSIC GROWTH FUND -- SCUDDER SHARES were held in the name of Merrill Lynch, Pierce, Fenner & Smith, for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 13,366,949 shares in the aggregate, or 5.47% of the outstanding shares, of SCUDDER GROWTH AND INCOME FUND -- SCUDDER SHARES were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 39,313 shares in the aggregate, or 16.40% of the outstanding shares, of SCUDDER TAX MANAGED GROWTH FUND were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 33,507 shares in the aggregate, or 21.26% of the outstanding shares, of SCUDDER TAX MANAGED SMALL COMPANY FUND were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 0730300, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER CALIFORNIA TAX FREE TRUST

    As of January 31, 2000, 3,147,322 shares in the aggregate, or 10.86% of the outstanding shares, of SCUDDER CALIFORNIA TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 5,331,532 shares in the aggregate, or 7.79% of the outstanding shares, of SCUDDER CALIFORNIA TAX FREE MONEY FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 1,912,866 shares in the aggregate, or 6.60% of the outstanding shares, of SCUDDER CALIFORNIA TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER FUNDS TRUST

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 4,048,131 shares in the aggregate, or 5.62% of the outstanding shares, of SCUDDER SHORT TERM BOND FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER INTERNATIONAL FUND, INC.

    As of January 31, 2000, 760,334 shares in the aggregate, or 9.29% of the outstanding shares, of SCUDDER EMERGING MARKETS GROWTH FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 643,439 shares in the aggregate, or 7.86% of the outstanding shares, of SCUDDER EMERGING MARKETS GROWTH FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series:
Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 8,109,497 shares in the aggregate, or 20.77% of the outstanding shares, of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 2,429,240 shares in the aggregate, or 6.22% of the outstanding shares, of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way, Covington, KY 41015, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 4,134,910 shares in the aggregate, or 10.59% of the outstanding shares, of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of Merrill Lynch, Pierce, Fenner & Smith, for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 161,373 shares in the aggregate, or 5.63% of the outstanding shares, of SCUDDER INTERNATIONAL GROWTH AND INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway
Series: Conservative Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 32,597 shares in the aggregate, or 6.28% of the outstanding shares, of SCUDDER INTERNATIONAL GROWTH FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 45,053 shares in the aggregate, or 8.68% of the outstanding shares, of SCUDDER INTERNATIONAL GROWTH FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 17,023 shares in the aggregate, or 7.10% of the outstanding shares, of SCUDDER INTERNATIONAL VALUE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 8,833,751 shares in the aggregate, or 12.10% of the outstanding shares, of SCUDDER INTERNATIONAL FUND -- INTERNATIONAL SHARES were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 2,118,622 shares in the aggregate, or 9.77% of the outstanding shares, of SCUDDER LATIN AMERICA FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,193,734 shares in the aggregate, or 9.98% of the outstanding shares, of SCUDDER PACIFIC OPPORTUNITIES FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 1,084,978 shares in the aggregate, or 13.26% of the outstanding shares, of SCUDDER EMERGING MARKETS GROWTH FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER MUNICIPAL TRUST

    As of January 31, 2000, 4,411,639 shares in the aggregate, or 12.82% of the outstanding shares, of SCUDDER HIGH YIELD TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 1,764,593 shares in the aggregate, or 5.12% of the outstanding shares, of SCUDDER HIGH YIELD TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 9,435,112 shares in the aggregate, or 11.77% of the outstanding shares, of SCUDDER MANAGED MUNICIPAL BONDS on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER MUTUAL FUNDS, INC.

    As of January 31, 2000, 3,103,931 shares in the aggregate, or 19.25% of the outstanding shares, of SCUDDER GOLD FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER PORTFOLIO TRUST

    As of January 31, 2000, 6,491,011 shares in the aggregate, or 24.01% of the outstanding shares, of SCUDDER BALANCED FUND were held in the name of Scudder Kemper Investments, Trustee for Farmer's Group Inc. Profit Sharing Savings Plan, 4680 Wilshire Blvd., Los Angeles, CA 90010, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,491,011 shares in the aggregate, or 24.01% of the outstanding shares, of SCUDDER BALANCED FUND were held in the name of Scudder Kemper Investments, Trustee for Farmer's Group Inc. Profit Sharing Savings Plan, 4680 Wilshire Blvd., Los Angeles, CA 90010, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 179,530 shares in the aggregate, or 5.01% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series:
Conservative Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 297,282 shares in the aggregate, or 8.30% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series:

Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,799,026 shares in the aggregate, or 50.26% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series:
Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 179,530 shares in the aggregate, or 5.01% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series:
Conservative Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 297,282 shares in the aggregate, or 8.30% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,799,026 shares in the aggregate, or 50.26% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series:
Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 2,297,023 shares in the aggregate, or 17.10% of the outstanding shares, of SCUDDER HIGH YIELD BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 2,297,023 shares in the aggregate, or 17.10% of the outstanding shares, of SCUDDER HIGH YIELD BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,486,994 shares in the aggregate, or 11.49% of the outstanding shares, of SCUDDER INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,486,994 shares in the aggregate, or 11.49% of the outstanding shares, of SCUDDER INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Balanced

Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 3,448,174 shares in the aggregate, or 6.11% of the outstanding shares, of SCUDDER INCOME FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER SECURITIES TRUST

    As of January 31, 2000, 127,252 shares in the aggregate, or 7.13% of the outstanding shares, of SCUDDER FINANCIAL SERVICES FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 307,032 shares in the aggregate, or 8.37% of the outstanding shares, of SCUDDER HEALTH CARE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 312,164 shares in the aggregate, or 7.77% of the outstanding shares, of SCUDDER MICRO CAP FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,328,956 shares in the aggregate, or 10.72% of the outstanding shares, of SCUDDER SMALL COMPANY VALUE FUND were held in the name of Scudder Kemper Investments, Trustee for Farmer's Group Inc. Profit Sharing Savings Plan, 4680 Wilshire Blvd., Los Angeles, CA 90010, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,087,899 shares in the aggregate, or 8.57% of the outstanding shares, of SCUDDER TECHNOLOGY FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 738,425 shares in the aggregate, or 9.79% of the outstanding shares, of SCUDDER 21ST CENTURY GROWTH FUND were held in the name of Scudder Kemper Investments, Trustee for Farmer's Group Inc. Profit Sharing Savings Plan, 4680 Wilshire Blvd., Los Angeles, CA 90010, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 1,603,028 shares in the aggregate, or 8.64% of the outstanding shares, of SCUDDER DEVELOPMENT FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 515,548 shares in the aggregate, or 12.84% of the outstanding shares, of SCUDDER MICRO CAP FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 2,238,313 shares in the aggregate, or 18.05% of the outstanding shares, of SCUDDER SMALL COMPANY VALUE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 480,071 shares in the aggregate, or 6.36% of the outstanding shares, of SCUDDER 21ST CENTURY GROWTH FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER STATE TAX FREE TRUST

    As of January 31, 2000, 539,889 shares in the aggregate, or 8.19% of the outstanding shares, of SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,383,036 shares in the aggregate, or 5.01% of the outstanding shares, of SCUDDER MASSACHUSETTS TAX FREE FUND were held in the nominees of Fiduciary Trust Company, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 918,508 shares in the aggregate, or 5.50% of the outstanding shares, of SCUDDER NEW YORK TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 9,525,138 shares in the aggregate, or 12.29% of the outstanding shares, of SCUDDER NEW YORK TAX FREE MONEY FUND were held in the name of Edmond Villani, c/o Scudder Kemper Investments, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 917,316 shares in the aggregate, or 13.08% of the outstanding shares, of SCUDDER OHIO TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 546,992 shares in the aggregate, or 13.58% of the outstanding shares, of SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE MONEY FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 2,077,760 shares in the aggregate, or 7.53% of the outstanding shares, of SCUDDER MASSACHUSETTS TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 7,413,903 shares in the aggregate, or 9.56% of the outstanding shares, of SCUDDER NEW YORK TAX FREE MONEY FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER TAX FREE MONEY FUND

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 13,306,795 shares in the aggregate, or 6.35% of the outstanding shares, of SCUDDER TAX FREE MONEY FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

SCUDDER TAX FREE TRUST

    As of January 31, 2000, 4,977,918 shares in the aggregate, or 9.80% of the outstanding shares, of SCUDDER MEDIUM TERM TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 606,676 shares in the aggregate, or 9.21% of the outstanding shares, of SCUDDER LIMITED TERM TAX FREE FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 445,214 shares in the aggregate, or 6.75% of the outstanding shares, of SCUDDER LIMITED TERM TAX FREE FUND were held in the names of Linda McKean and Gordon Litwin, for the estate of A. Shaw McKean, Jr., who may be deemed to be the beneficial owners of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 7,515,368 shares in the aggregate, or 14.79% of the outstanding shares, of SCUDDER MEDIUM TERM TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    Certain accounts for which Scudder Kemper acts as investment adviser owned 3,009,091 shares in the aggregate, or 45.68% of the outstanding shares, of SCUDDER LIMITED TERM TAX FREE FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

VALUE EQUITY TRUST

    As of January 31, 2000, 94,034 shares in the aggregate, or 5.49% of the outstanding shares, of VALUE FUND -- CLASS A SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 123,383 shares in the aggregate, or 7.21% of the outstanding shares, of VALUE FUND -- CLASS A SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 116,233 shares in the aggregate, or 9.24% of the outstanding shares, of VALUE FUND -- CLASS B SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 164,596 shares in the aggregate, or 13.08% of the outstanding shares, of VALUE FUND -- CLASS B SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City,

NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 17,557 shares in the aggregate, or 6.25% of the outstanding shares, of VALUE FUND -- CLASS C SHARES were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 24,223 shares in the aggregate, or 8.62% of the outstanding shares, of VALUE FUND -- CLASS C SHARES were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 831,978 shares in the aggregate, or 5.33% of the outstanding shares, of VALUE FUND -- SCUDDER SHARES on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

                                   APPENDIX 6

              FUND SHARES OWNED BY NOMINEES AND TRUSTEES/DIRECTORS

    Many of the nominees and Trustees/Directors own shares of the series of each Trust/Corporation and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following tables set forth the number of shares of each series of each Trust/Corporation owned directly or beneficially by the Trustees/Directors of the relevant Board and by the nominees and, in the case of Global/International Fund, Inc. and Scudder International Fund, Inc., the number of applicable Fund shares owned directly or beneficially by its Presidents, as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to each Trust/Corporation by each nominee and Trustee/ Director and each President of Global/International Fund, Inc. and Scudder International Fund, Inc. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's/Director's individual shareholdings of any series of each Trust/Corporation constitute less than 1% of the shares outstanding of such fund. Unless otherwise noted, as a group, the Trustees/Directors and officers own less than 1% of the shares of any series of each Trust/Corporation.

GLOBAL/INTERNATIONAL FUND, INC.

                                 SCUDDER
                                 EMERGING                                   SCUDDER
                                 MARKETS        GLOBAL        SCUDDER        GLOBAL          SCUDDER
                                  INCOME       DISCOVERY       GLOBAL         BOND        INTERNATIONAL
                                   FUND          FUND*          FUND          FUND          BOND FUND
                                 --------      ---------      --------      --------      -------------
Henry P. Becton, Jr.(1)........      256(4)         55(7)         641(9)          0           1,152(12)
Sheryle J. Bolton(1)...........      602         2,868          2,176           162             152
Nicholas Bratt+................    6,144(5)      2,524             --             0               0
William T. Burgin(1)...........        0             0              0             0               0
Linda C. Coughlin(1)...........        0             0              0             0               0
Dawn-Marie Driscoll(1).........      127         1,052          1,061           115               0
Edgar R. Fiedler(1)............   70,156             0              0             0               0
Keith R. Fox(1)................      545           276            332           593             544
William Holzer++...............       --            --         18,286            --              --
William H. Luers(1)............        0             0              0           667           1,184
Kathryn L. Quirk(2)............        0             0              0             0               0
Joan Edelman Spero(2)..........      128            28             33           110               0
Jean Gleason Stromberg(2)......        0             0              0             0               0
Jean C. Tempel(1)..............        0             0              0             0               0
Steven Zaleznick(3)............        0             0              0             0               0
All Directors and Officers as a
  Group........................   83,768(6)     41,103(8)      40,849(10)    35,382(11)       4,473(13)

------------------------------

* Ownership of shares of Global Discovery Fund is in the Scudder Shares class of the Fund.

+ Mr. Bratt's shares are shown only for those Funds for which he serves as President.

++ Mr. Holzer's shares are shown only for those Funds for which he serves as President.

(1) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Emerging Markets Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) Mr. Bratt's shares in Scudder Emerging Markets Income Fund include 641 shares held with sole investment and voting power and 5,503 shares held with shared investment and voting power.

(6) As a group, as of January 31, 2000, the Directors and officers of Scudder Emerging Markets Income Fund held 72,199 shares with sole voting and investment power, 5,503 shares with shared investment and voting power, and 6,066 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) Mr. Becton's shares in Global Discovery Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) As a group, as of January 31, 2000, the Directors and officers of Global Discovery Fund held 6,748 shares with sole voting and investment power and 34,355 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) Mr. Becton's shares in Scudder Global Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) As a group, as of January 31, 2000, the Directors and officers of Scudder Global Fund held 20,828 shares with sole voting and investment power and 20,561 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) As a group, as of January 31, 2000, the Directors and officers of Scudder Global Bond Fund held 1,647 shares with sole voting and investment power and 33,735 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(12) Mr. Becton's shares in Scudder International Bond Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(13) As a group, as of January 31, 2000, the Directors and officers of Scudder International Bond Fund held 1,880 shares with sole voting and investment power and 2,593 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

INVESTMENT TRUST

                                                                                                                         SCUDDER
                                                                        SCUDDER                               SCUDDER      TAX
                                               SCUDDER      SCUDDER      LARGE       SCUDDER                    TAX      MANAGED
                                   CLASSIC    DIVIDEND &   GROWTH AND   COMPANY    REAL ESTATE    SCUDDER     MANAGED     SMALL
                                    GROWTH      GROWTH       INCOME      GROWTH    INVESTMENT     S&P 500      GROWTH    COMPANY
                                    FUND*        FUND        FUND*       FUND*        FUND       INDEX FUND     FUND       FUND
                                   --------   ----------   ----------   --------   -----------   ----------   --------   --------
Henry P. Becton, Jr.(1)..........      629         885(5)     2,881(7)    2,489(11)    1,485(13)     534(15)     169        168
Linda C. Coughlin(1).............      332           0            0           0         287            0           0          0
Dawn-Marie Driscoll(1)...........    2,030         131        9,076(8)    1,852         125          256         423        420
Edgar R. Fiedler(1)..............        0           0            0           0           0            0           0          0
Peter B. Freeman(1)..............      651      20,836        5,141         428         567          304         423        420
Keith R. Fox(1)..................        0           0            0           0           0            0           0          0
George M. Lovejoy, Jr.(1)........      612           0        6,145(9)      421         478            0         634        841
Wesley W. Marple, Jr.(1).........       95           0        1,374          66         153           99         169        168
Kathryn L. Quirk(2)..............        0           0            0           0           0            0           0          0
Joan Edelman Spero(2)............        0          79           38          24           0           54           0          0
Jean Gleason Stromberg(2)........        0           0            0           0           0            0           0          0
Jean C. Tempel(1)................      283         482        2,784       4,478         540          355           0          0
Steven Zaleznick(3)..............        0           0            0           0           0            0           0          0
All Trustees and Officers as a
  Group..........................   31,779(4)   22,413(6)    33,287(10)  12,474(12)    3,635(14)   1,602(16)   1,818      2,017(17)

------------------------------

* Ownership of shares of Classic Growth Fund, Scudder Growth and Income Fund and Scudder Large Company Growth Fund is in the Scudder Shares class of the applicable Fund.

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) As a group, as of January 31, 2000, the Trustees and officers of Classic Growth Fund held 4,632 shares with sole voting and investment power, and 27,147 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) Mr. Becton's shares in Scudder Dividend & Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) As a group, as of January 31, 2000, the Trustees and officers of Scudder Dividend & Growth Fund owned beneficially 1.16% of the outstanding shares of Scudder Dividend & Growth Fund of which 21,528 shares are held with sole voting and investment power, and 885 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) Mr. Becton's shares in Scudder Growth and Income Fund include 1,002 shares with sole investment and voting power and 1,879 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) Ms. Driscoll's shares in Scudder Growth and Income Fund include 3,231 shares with sole investment and voting power, 1,506 shares with shared investment and voting power, and 4,339 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) Mr. Lovejoy's shares in Scudder Growth and Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) As a group, as of January 31, 2000, the Trustees and officers of Scudder Growth and Income Fund held 15,077 shares with sole voting and investment power, 1,506 shares with shared investment and voting power, and 16,704 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) Mr. Becton's shares in Scudder Large Company Growth Fund include 751 shares with sole investment and voting power and 1,738 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(12) As a group, as of January 31, 2000, the Trustees and officers of Scudder Large Company Growth Fund held 8,020 shares with sole voting and investment power, and 4,454 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(13) Mr. Becton's shares in Scudder Real Estate Investment Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(14) As a group, as of January 31, 2000, the Trustees and officers of Scudder Real Estate Investment Fund held 2,150 shares with sole voting and investment power, and 1,485 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(15) Mr. Becton's shares in Scudder S&P 500 Index Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(16) As a group, as of January 31, 2000, the Trustees and officers of Scudder S&P 500 Index Fund held 1,068 shares with sole voting and investment power, and 534 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(17) As a group, as of January 31, 2000, the Trustees and officers owned beneficially 1.28% of the outstanding shares of Scudder Tax Managed Small Company Fund which were held with sole investment and voting power.

SCUDDER CALIFORNIA TAX FREE TRUST

                                                              SCUDDER CALIFORNIA    SCUDDER CALIFORNIA
                                                              TAX FREE MONEY FUND     TAX FREE FUND
                                                              -------------------   ------------------
Henry P. Becton, Jr.(1).....................................         1,066                 207
Linda C. Coughlin(1)........................................             0                   0
Dawn-Marie Driscoll(1)......................................         1,079                 109
Edgar R. Fiedler(1).........................................             0                   0
Peter B. Freeman(1).........................................             0                 199
Keith R. Fox(1).............................................             0                   0
George M. Lovejoy, Jr.(1)...................................             0                   0
Wesley W. Marple, Jr.(1)....................................             0                 146
Kathryn L. Quirk(2).........................................             0                   0
Joan Edelman Spero(2).......................................             0                   0
Jean Gleason Stromberg(2)...................................             0                   0
Jean C. Tempel(1)...........................................         2,585                 240
Steven Zaleznick(3).........................................             0                   0
All Trustees and Officers as a Group........................         4,730                 901

------------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

SCUDDER CASH INVESTMENT TRUST

                                                                SCUDDER CASH
                                                              INVESTMENT TRUST
                                                              ----------------
Henry P. Becton, Jr.(1).....................................        3,530(4)
Linda C. Coughlin(1)........................................            0
Dawn-Marie Driscoll(1)......................................       23,852(5)
Edgar R. Fiedler(1).........................................          894
Peter B. Freeman(1).........................................        3,927
Keith R. Fox(1).............................................            0
George M. Lovejoy, Jr.(1)...................................       25,912
Wesley W. Marple, Jr.(1)....................................        1,067
Kathryn L. Quirk(2).........................................        6,323
Joan Edelman Spero(2).......................................            0
Jean Gleason Stromberg(2)...................................            0
Jean C. Tempel(1)...........................................        5,322
Steven Zaleznick(3).........................................            0
All Trustees and Officers as a Group........................       78,201(6)

------------------------------

(1) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Cash Investment Trust are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) Ms. Driscoll's shares in Scudder Cash Investment Trust include 1,622 shares with sole investment and voting power and 22,230 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) As a group, as of January 31, 2000, the Trustees and officers of Scudder Cash Investment Trust held 45,607 shares with sole voting and investment power, and 32,594 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

SCUDDER FUNDS TRUST

                                                              SCUDDER SHORT TERM
                                                                  BOND FUND
                                                              ------------------
Henry P. Becton, Jr.(1).....................................           209
Linda C. Coughlin(1)........................................             0
Dawn-Marie Driscoll(1)......................................           754(4)
Edgar R. Fiedler(1).........................................        74,081
Peter B. Freeman(1).........................................        11,159
Keith R. Fox(1).............................................         1,041
George M. Lovejoy, Jr.(1)...................................         1,354
Wesley W. Marple, Jr.(1)....................................           301
Kathryn L. Quirk(2).........................................             0
Joan Edelman Spero(2).......................................             0
Jean Gleason Stromberg(2)...................................             0
Jean C. Tempel(1)...........................................           497
Steven Zaleznick(3).........................................             0
All Trustees and Officers as a Group........................        89,396(5)

------------------------------

(1) Total aggregate holdings in the Fund listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in the Fund listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in the Fund listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Ms. Driscoll's total in Scudder Short Term Bond Fund Trust includes 511 shares with sole investment and voting power and 243 shares with shared investment and voting power.

(5) As a group, on January 31, 2000, the Trustees and officers of Scudder Short Term Bond Fund held 89,153 shares with sole investment and voting power, and 243 shares with shared investment and voting power.

SCUDDER INTERNATIONAL FUND, INC.

                              SCUDDER       SCUDDER        SCUDDER                                                      SCUDDER
                             EMERGING       GREATER     INTERNATIONAL      SCUDDER         SCUDDER         SCUDDER       LATIN
                              MARKETS       EUROPE       GROWTH AND     INTERNATIONAL   INTERNATIONAL   INTERNATIONAL   AMERICA
                            GROWTH FUND   GROWTH FUND    INCOME FUND     GROWTH FUND     VALUE FUND         FUND*         FUND
                            -----------   -----------   -------------   -------------   -------------   -------------   --------
Henry P. Becton,
  Jr.(1).................        336(4)      1,097(6)       2,588(8)           0               0                75(10)      197(13)
Sheryle J. Bolton(1).....        684           352            131              0               0               179        1,071
Nicholas Bratt(1)........          0             0              0              0               0                 0            0
William T. Burgin(1).....          0         4,124              0              0               0             1,496            0
Linda C. Coughlin(1).....          0           387              0              0               0               107          136
Dawn-Marie Driscoll(1)...         66           220              0              0               0               636(11)       38
Edgar R. Fiedler(1)......          0             0              0              0               0             9,598        2,664
Keith R. Fox(1)..........        637           550            711            499             705               252        1,576
William H. Luers(1)......          0           621              0              0               0               387            0
Kathryn L. Quirk(2)......          0             0              0              0               0               148            0
Joan Edelman Spero(2)....         67           739              0              0               0               370           40
Jean Gleason
  Stromberg(2)...........          0             0              0              0               0                 0            0
Jean C. Tempel(1)........          0             0              0              0               0                 0            0
Steven Zaleznick(3)......          0             0              0              0               0                 0            0
All Directors and
  Officers as a group....     27,202(5)     15,202(7)       3,430(9)         499             705            20,937(12)   11,785(14)

                              SCUDDER
                              PACIFIC
                           OPPORTUNITIES
                               FUND
                           -------------
Henry P. Becton,
  Jr.(1).................         321(15)
Sheryle J. Bolton(1).....       2,640
Nicholas Bratt(1)........       2,253
William T. Burgin(1).....           0
Linda C. Coughlin(1).....         255
Dawn-Marie Driscoll(1)...          64
Edgar R. Fiedler(1)......           0
Keith R. Fox(1)..........         527
William H. Luers(1)......           0
Kathryn L. Quirk(2)......           0
Joan Edelman Spero(2)....          64
Jean Gleason
  Stromberg(2)...........           0
Jean C. Tempel(1)........           0
Steven Zaleznick(3)......           0
All Directors and
  Officers as a group....      18,491(16)

------------------------------

* Ownership of shares of Scudder International Fund is in the International Shares class of the Fund.

(1) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Emerging Markets Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) As a group, as of January 31, 2000, the Directors and officers of Scudder Emerging Markets Growth Fund owned 10,267 shares with sole voting and investment power, and 16,935 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) Mr. Becton's shares in Scudder Greater Europe Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) As a group, as of January 31, 2000, the Directors and officers of Scudder Greater Europe Growth Fund held 7,673 shares with sole voting and investment power, and 7,529 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) Mr. Becton's shares in Scudder International Growth and Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) As a group, as of January 31, 2000, the Directors and officers of Scudder International Growth and Income Fund held 842 shares with sole voting and investment power, and 2,588 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) Mr. Becton's shares in Scudder International Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) Ms. Driscoll's total in Scudder International Fund includes 195 shares held with sole investment and voting power, and 441 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(12) As a group, as of January 31, 2000, the Directors and officers of Scudder International Fund held 13,265 shares with sole voting and investment power, and 7,672 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(13) Mr. Becton's shares in Scudder Latin America Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(14) As a group, as of January 31, 2000, the Directors and officers of Scudder Latin America Fund held 5,525 shares with sole voting and investment power, and 6,260 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(15) Mr. Becton's shares in Scudder Pacific Opportunities Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(16) As a group, as of January 31, 2000, the Directors and officers of Scudder Pacific Opportunities Fund held 6,244 shares with sole voting and investment power, and 12,247 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

SCUDDER MUNICIPAL TRUST

                                                                                       SCUDDER
                                                              SCUDDER HIGH YIELD       MANAGED
                                                                TAX FREE FUND      MUNICIPAL BONDS
                                                              ------------------   ---------------
Henry P. Becton, Jr.(1).....................................           395                673
Linda C. Coughlin(1)........................................             0                  0
Dawn-Marie Driscoll(1)......................................         4,646(4)             271
Edgar R. Fiedler(1).........................................             0                  0
Peter B. Freeman(1).........................................           535                218
Keith R. Fox(1).............................................             0                  0
George M. Lovejoy, Jr.(1)...................................           730              2,099
Wesley W. Marple, Jr.(1)....................................           138                525
Kathryn L. Quirk(2).........................................             0                  0
Joan Edelman Spero(2).......................................            84                119
Jean Gleason Stromberg(2)...................................             0                  0
Jean C. Tempel(1)...........................................           419              1,266
Steven Zaleznick(3).........................................             0                  0
All Trustees and Officers as a Group........................         6,947(5)           5,171

------------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Ms. Driscoll's shares in Scudder High Yield Tax Free Fund include 1,336 shares held with sole investment and voting power, and 3,310 shares held with shared investment and voting power.

(5) As a group, as of January 31, 2000, the Trustees and officers of Scudder High Yield Tax Free Fund held 3,637 shares with sole investment and voting power and 3,310 shares with shared investment and voting power.

SCUDDER MUTUAL FUNDS, INC.

                                                               SCUDDER
                                                              GOLD FUND
                                                              ---------
Henry P. Becton, Jr.(1).....................................      328(4)
Sheryle J. Bolton(1)........................................      204
William T. Burgin(1)........................................        0
Linda C. Coughlin(1)........................................        0
Dawn-Marie Driscoll(1)......................................      157
Edgar R. Fiedler(1).........................................        0
Keith R. Fox(1).............................................      628
William H. Luers(1).........................................        0
Kathryn L. Quirk(2).........................................        0
Joan Edelman Spero(2).......................................        0
Jean Gleason Stromberg(2)...................................        0
Jean C. Tempel(1)...........................................        0
Steven Zaleznick(3).........................................        0
All Directors and Officers as a Group.......................    1,113(5)

------------------------------

(1) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Corporation listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Gold Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) As a group, as of January 31, 2000, the Directors and officers of Scudder Gold Fund held 785 shares with sole voting and investment power, and 328 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

SCUDDER PORTFOLIO TRUST

                                                                          SCUDDER                   SCUDDER
                                                              SCUDDER    CORPORATE                 HIGH YIELD
                                                              BALANCED     BOND        SCUDDER        BOND
                                                                FUND       FUND      INCOME FUND      FUND
                                                              --------   ---------   -----------   ----------
Henry P. Becton, Jr.(1).....................................    2,501(4)   1,817(7)     2,085(9)      1,082(11)
Linda C. Coughlin(1)........................................        0          0            0           336
Dawn-Marie Driscoll(1)......................................   13,271(5)     232          494         5,796
Edgar R. Fiedler(1).........................................        0          0            0             0
Peter B. Freeman(1).........................................    1,079          0        1,647           568
Keith R. Fox(1).............................................        0          0            0             0
George M. Lovejoy, Jr.(1)...................................      595          0            0         1,339(12)
Wesley W. Marple, Jr.(1)....................................      101          0        1,607           149
Kathryn L. Quirk(2).........................................        0          0            0             0
Joan Edelman Spero(2).......................................       49          0           82            88
Jean Gleason Stromberg(2)...................................        0          0            0             0
Jean C. Tempel(1)...........................................    5,542          0        1,571           888
Steven Zaleznick(3).........................................        0          0            0             0
All Trustees and Officers as a Group........................   63,977(6)   2,049(8)     7,486(10)    10,246(13)

------------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Balanced Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) Ms. Driscoll's shares in Scudder Balanced Fund include 3,490 shares held with sole investment and voting power, and 9,781 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) As of January 31, 2000, as a group, the Trustees and officers of Scudder Balanced Fund held 10,856 shares with sole investment and voting power, and 53,121 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) Mr. Becton's shares in Scudder Corporate Bond Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) As of January 31, 2000, as a group, the Trustees and officers of Scudder Corporate Bond Fund held 232 shares with sole investment and voting power, and 1,817 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) Mr. Becton's shares in Scudder Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) As of January 31, 2000, as a group, the Trustees and officers of Scudder Income Fund held 6,525 shares with sole investment and voting power, and 961 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) Mr. Becton's shares in Scudder High Yield Bond Fund include 100 shares held with sole investment and voting power, and 884 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(12) Mr. Lovejoy's shares in Scudder High Yield Bond Fund include 810 shares held with sole investment and voting power, and 529 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(13) As of January 31, 2000, as a group, the Trustees and officers of Scudder High Yield Bond Fund held 8,833 shares with sole investment and voting power, and 1,413 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

SCUDDER SECURITIES TRUST

                                  SCUDDER        SCUDDER        SCUDDER      SCUDDER    SCUDDER SMALL    SCUDDER     SCUDDER 21ST
                                DEVELOPMENT     FINANCIAL     HEALTH CARE   MICRO CAP      COMPANY      TECHNOLOGY     CENTURY
                                   FUND       SERVICES FUND      FUND         FUND       VALUE FUND        FUND      GROWTH FUND
                                -----------   -------------   -----------   ---------   -------------   ----------   ------------
Henry P. Becton, Jr.(1).......       526(4)          0             296(6)       444(8)        773(10)      119(12)        164(14)
Sheryle J. Bolton(1)..........       117           121             115          330           269           82            202
William T. Burgin(1)..........         0             0               0            0             0            0              0
Linda C. Coughlin(1)..........         0             0               0            0             0            0              0
Dawn-Marie Driscoll(1)........        23             0              62            0           301          349            472
Edgar R. Fiedler(1)...........         0             0               0            0             0            0              0
Keith R. Fox(1)...............       290           780             597        1,338         1,427          239            796
William H. Luers(1)...........         0             0               0            0             0            0              0
Kathryn L. Quirk(2)...........       166             0               0            0             0            0              0
Joan Edelman Spero(2).........         0             0              60            0            61           24             33
Jean Gleason Stromberg(2).....         0             0               0            0             0            0              0
Jean C. Tempel(1).............         0             0               0            0             0            0              0
Steven Zaleznick(3)...........         0             0               0            0             0            0              0
All Trustees and Officers as a
  Group.......................     5,148(5)        901           1,130(7)     6,682(9)      9,951(11)      813(13)      5,610(15)

------------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Development Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) As a group, as of January 31, 2000, the Trustees and officers of Scudder Development Fund held 596 shares with sole voting and investment power, and 4,552 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) Mr. Becton's shares in Scudder Health Care Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) As a group, as of January 31, 2000, the Trustees and officers of Scudder Health Care Fund held 834 shares with sole voting and investment power, and 296 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) Mr. Becton's shares in Scudder Micro Cap Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) As a group, as of January 31, 2000, the Trustees and officers of Scudder Micro Cap Fund held 1,668 shares with sole voting and investment power, and 5,014 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) Mr. Becton's shares in Scudder Small Company Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) As a group, as of January 31, 2000, the Trustees and officers of Scudder Small Company Value Fund held 3,035 shares with sole voting and investment power, and 6,916 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(12) Mr. Becton's shares in Scudder Technology Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(13) As a group, as of January 31, 2000, the Trustees and officers of Scudder Technology Fund held 694 shares with sole voting and investment power, and 119 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(14) Mr. Becton's shares in Scudder 21st Century Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(15) As a group, as of January 31, 2000, the Trustees and officers of Scudder 21st Century Growth Fund held 1,503 shares with sole voting and investment power, and 4,107 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

SCUDDER STATE TAX FREE TRUST

                                                                                                         SCUDDER
                                                                 SCUDDER                      SCUDDER    NEW YORK
                                                              MASSACHUSETTS      SCUDDER      NEW YORK   TAX FREE    SCUDDER
                                                              LIMITED TERM    MASSACHUSETTS   TAX FREE    MONEY     OHIO TAX
                                                              TAX FREE FUND   TAX FREE FUND     FUND       FUND     FREE FUND
                                                              -------------   -------------   --------   --------   ---------
Henry P. Becton, Jr.(1).....................................        268             283          200       1,070       169
Linda C. Coughlin(1)........................................      1,918               0            0           0         0
Dawn-Marie Driscoll(1)......................................        111             132          104       1,097        88
Edgar R. Fiedler(1).........................................          0               0            0           0         0
Peter B. Freeman(1).........................................        144             151          197       1,066         0
Keith R. Fox(1).............................................          0               0            0           0         0
George M. Lovejoy, Jr.(1)...................................     19,862          16,927            0           0         0
Wesley W. Marple, Jr.(1)....................................        115          22,135          115           0         0
Kathryn L. Quirk(2).........................................          0               0            0      18,276         0
Joan Edelman Spero(2).......................................          0               0           95           0         0
Jean Gleason Stromberg(2)...................................          0               0            0           0         0
Jean C. Tempel(1)...........................................      1,064             958          544       5,498       456
Steven Zaleznick(3).........................................          0               0            0           0         0
All Trustees and Officers as a Group.                            23,482          40,586        1,255      27,007       713

------------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

SCUDDER TAX FREE MONEY FUND

                                                              SCUDDER TAX FREE
                                                                 MONEY FUND
                                                              ----------------
Henry P. Becton, Jr.(1).....................................        1,072
Linda C. Coughlin(1)........................................            0
Dawn-Marie Driscoll(1)......................................       19,190(4)
Edgar R. Fiedler(1).........................................            0
Peter B. Freeman(1).........................................        1,068
Keith R. Fox(1).............................................            0
George M. Lovejoy, Jr.(1)...................................        5,122
Wesley W. Marple, Jr.(1)....................................        2,956
Kathryn L. Quirk(2).........................................            0
Joan Edelman Spero(2).......................................            0
Jean Gleason Stromberg(2)...................................            0
Jean C. Tempel(1)...........................................       33,518
Steven Zaleznick(3).........................................            0
All Trustees and Executive Officers as a Group..............       62,926(5)

------------------------------

(1) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Ms. Driscoll's shares in Scudder Tax Free Money Fund Include 6,601 shares with sole investment and voting power and 12,589 shares with shared investment and voting power.

(5) As a group, as of January 31, 2000, the Trustees and officers of Scudder Tax Free Money Fund held 50,337 shares with sole voting and investment power and 12,589 shares with shared investment and voting power.

SCUDDER TAX FREE TRUST

                                                              SCUDDER LIMITED TERM   SCUDDER MEDIUM TERM
                                                                 TAX FREE FUND          TAX FREE FUND
                                                              --------------------   -------------------
Henry P. Becton, Jr.(1).....................................            183                   199
Linda C. Coughlin(1)........................................              0                     0
Dawn-Marie Driscoll(1)......................................            112                 1,849
Edgar R. Fiedler(1).........................................              0                41,758
Peter B. Freeman(1).........................................            106                   174
Keith R. Fox(1).............................................              0                     0
George M. Lovejoy, Jr.(1)...................................              0                13,061
Wesley W. Marple, Jr.(1)....................................            132                 2,665
Kathryn L. Quirk(2).........................................              0                     0
Joan Edelman Spero(2).......................................              0                    93
Jean Gleason Stromberg(2)...................................              0                     0
Jean C. Tempel(1)...........................................          1,076                 1,187
Steven Zaleznick(3).........................................              0                     0
All Trustees and Officers as a Group........................          1,609                60,986

------------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

SCUDDER U.S. TREASURY MONEY FUND

                                                              SCUDDER U.S TREASURY
                                                                   MONEY FUND
                                                              --------------------
Henry P. Becton, Jr.(1).....................................          1,117
Linda C. Coughlin(1)........................................              0
Dawn-Marie Driscoll(1)......................................          1,658
Edgar R. Fiedler(1).........................................              0
Peter B. Freeman(1).........................................          3,179
Keith R. Fox(1).............................................              0
George M. Lovejoy, Jr.......................................         33,920
Wesley W. Marple, Jr........................................          2,996
Kathryn L. Quirk(2).........................................              0
Joan Edelman Spero(2).......................................              0
Jean Gleason Stromberg(2)...................................              0
Jean C. Tempel(1)...........................................         19,688
Steven Zaleznick(3).........................................              0
All Trustees and Officers as a Group........................         62,558

------------------------------

(1) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

VALUE EQUITY TRUST

                                                              SCUDDER LARGE                    SCUDDER SELECT
                                                                 COMPANY      SCUDDER SELECT    1000 GROWTH
                                                               VALUE FUND        500 FUND           FUND        VALUE FUND*
                                                              -------------   --------------   --------------   -----------
Henry P. Becton, Jr.(1).....................................        115(4)           389(6)          137(8)           87(10)
Sheryle J. Bolton(1)........................................        548                0               0           2,336
William T. Burgin(1)........................................      4,575                0               0               0
Linda C. Coughlin(1)........................................          0                0               0             171
Dawn-Marie Driscoll(1)......................................         37               75              66             453
Edgar R. Fiedler(1).........................................          0                0               0               0
Keith R. Fox(1).............................................        509              780             689             618
William H. Luers(1).........................................          0                0               0               0
Kathryn L. Quirk(2).........................................        331                0               0               0
Joan Edelman Spero(2).......................................         38               78              69              43
Jean Gleason Stromberg(2)...................................          0                0               0               0
Jean C. Tempel(1)...........................................          0                0               0               0
Steven Zaleznick(3).........................................          0                0               0               0
All Trustees and Officers as a Group........................     26,187(5)         1,322(7)          961(9)        3,708(11)

------------------------------

* Ownership of shares of Value Fund is in the Scudder Shares class of the Fund.

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(4) Mr. Becton's shares in Scudder Large Company Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(5) As a group, as of January 31, 2000, the Trustees and officers of Scudder Large Company Value Fund held 6,038 shares with sole voting and investment power, and 20,149 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) Mr. Becton's shares in Scudder Select 500 Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) As a group, as of January 31, 2000, the Trustees and officers of Scudder Select 500 Fund held 933 shares with sole voting and investment power, and 389 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) Mr. Becton's shares in Scudder Select 1000 Growth Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) As a group, as of January 31, 2000, the Trustees and officers of Scudder Select 1000 Growth Fund held 824 shares with sole voting and investment power, and 137 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) Mr. Becton's shares in Value Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(11) As a group, as of January 31, 2000, the Trustees and officers of Value Fund held 3,621 shares with sole voting and investment power, and 87 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

    For more information, please call Shareholder Communications
    Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                         SD Mega

                                              FORM OF PROXY

                       [LOGO]                                              YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                                             VOTE TODAY BY MAIL,
                                                                      TOUCH-TONE PHONE OR THE INTERNET
                                                                      CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                      LOG ON TO WWW.PROXYWEB.COM/XXXXX

     *** CONTROL NUMBER: XXX XXX XXX XXX XX ***          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

[FUND]


PROXY             SPECIAL MEETING OF SHAREHOLDERS - JULY 13, 2000


         The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of
Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International
Place, Boston, MA 02110, on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                                              PLEASE SIGN AND RETURN PROMPTLY IN THE
                                                              ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                                              Dated ____________________________, 2000

                                                              PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                                              APPEAR. WHEN SIGNING AS AN ATTORNEY,
                                                              EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                              GUARDIAN, PLEASE GIVE YOUR FULL TITLE
                                                              AS SUCH.

                                                              ------------------------------------------
                  [NAME]
                  [ADDRESS]
                                                              ------------------------------------------
                                                                      SIGNATURE(S) OF SHAREHOLDER(S)


                       [LOGO]                                              YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                                             VOTE TODAY BY MAIL,
                                                                      TOUCH-TONE PHONE OR THE INTERNET
                                                                      CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                      LOG ON TO WWW.PROXYWEB.COM/XXXXX

                        PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

         ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A
PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.  THE BOARD OF  TRUSTEES/DIRECTORS  RECOMMENDS A
VOTE FOR THE PROPOSALS.

                                PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                            FOR ALL        WITHHOLD
                                                                            NOMINEES       AUTHORITY TO
                                                                            LISTED         VOTE FOR ALL
                                                                            (EXCEPT AS     NOMINEES LISTED
                                                                            NOTED IN
                                                                            SPACE
                                                                            PROVIDED)
PROPOSAL 1
To elect Trustees/Directors to hold office until their respective           / /            / /
successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:
(01) Henry P. Becton, Jr. (02) Linda C. Coughlin (03) Dawn-Marie Driscoll (04)
Edgar R. Fiedler (05) Keith R. Fox (06) Joan Edelman Spero (07) Jean Gleason
Stromberg (08) Jean C. Tempel (09) Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------

PROPOSAL 2                                                                  FOR            AGAINST           ABSTAIN
----------
To ratify the selection of PricewaterhouseCoopers LLP as the Fund's         / /            / /               / /
independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING
AND ANY ADJOURNMENTS THEREOF.

                                       PLEASE SIGN ON REVERSE SIDE
